UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
30 Isabella Street
Pittsburgh, Pennsylvania 15212

ADDITIONAL INFORMATION REGARDING CONVERSION OF THE ANNUAL MEETING OF
STOCKHOLDERS ON FRIDAY, MAY 15, 2020 TO A VIRTUAL MEETING FORMAT

Westinghouse Air Brake Technologies Corporation’s (the “Company”) Annual Meeting of Stockholders on Friday, May 15, 2020, will be conducted as a virtual meeting in light of the COVID-19 pandemic. This Supplement is being filed with the Securities and Exchange Commission on May 4, 2020.

THE FOLLOWING NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS PREVIOUSLY PROVIDED TO STOCKHOLDERS.

NOTICE OF CONVERSION OF
ANNUAL STOCKHOLDERS MEETING
ON MAY 15, 2020 TO VIRTUAL FORMAT

Westinghouse Air Brake Technologies Corporation Stockholders:

Due to health and safety concerns related to the COVID-19 pandemic, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Westinghouse Air Brake Technologies Corporation (“Wabtec,” “we” or “our”) has been changed to a virtual meeting format.

Date: May 15, 2020
Time: 11:30 a.m., Eastern Time
Location: www.virtualshareholdermeeting.com/WAB2020

As previously announced, the Annual Meeting will be held on May 15, 2020 at 11:30 a.m., Eastern Time. However, the Annual Meeting will now be held in a virtual meeting format only. There will be no physical meeting, and you will not be able to attend the Annual Meeting in person. Stockholders who want to may still participate in and vote at the Annual Meeting if they were stockholders as of the close of business on March 17, 2020, the record date for the Annual Meeting.

The Annual Meeting will be held at www.virtualshareholdermeeting.com/WAB2020. To be admitted to the Annual Meeting, you must enter the 16-digit control number found on your proxy card or voting instruction form. Stockholders will be able to vote their shares electronically during the Annual Meeting. You may vote prior to the Annual Meeting by entering the 16-digit control number found on your proxy card or voting instruction form at www.proxyvote.com and following the instructions therein.

We encourage you to access the Annual Meeting prior to the start time. You may begin to log in to the online platform for the Annual Meeting at 11:15 a.m., Eastern Time, on May 15, 2020. At this time and through the conclusion of the Annual Meeting, technical support, including related technical support phone numbers, will be available at www.virtualshareholdermeeting.com/WAB2020.

Stockholders participating in the Annual Meeting live via webcast may submit questions in writing through the virtual meeting platform at www.virtualshareholdermeeting.com/WAB2020 by typing their question into the “Ask a Question” field, and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be addressed during the Annual Meeting, as time allows. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials previously distributed for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location of the Annual Meeting and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

The proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them. Your vote is very important to us.

We will make available an electronic list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from May 5 through May 14, 2020. To access the list during this time, please send your request, along with proof of ownership, by email to annualmeeting@wabtec.com. The list will also be available to stockholders during the live audio webcast of the Annual Meeting through a link to be made available at www.virtualshareholdermeeting.com/WAB2020.

By order of the Board of Directors,

David L. DeNinno
Executive Vice President,
General Counsel and
Secretary

May 4, 2020

The proxy statement and Wabtec’s Annual Report on Form 10-K for the year ended December 31, 2019, are available at www.proxyvote.com and on Wabtec’s website at www.WabtecCorp.com.  In addition, Frequently Asked Questions about the Virtual Annual Meeting can be found at www.WabtecCorp.com/ir.

Wabtec to Move to Virtual-Only Format
for 2020 Annual Meeting

Pittsburgh, PA, May 4, 2020-- Wabtec Corporation (NYSE: WAB) announced today that due to continued public health precautions, including current restrictions on in-person gatherings as a result of the coronavirus (COVID-19) outbreak and to support the health and well-being of Wabtec shareholders, employees and the community, the Company's 2020 Annual Meeting of Shareholders (Annual Meeting) has been changed to a virtual-only format via a live audio webcast. There will be no physical location for the Annual Meeting and shareholders will not be able to attend in person. The Annual Meeting will continue be held on May 15, 2020 at 11:30 am Eastern Time.

The updated Annual Meeting details are as follows:

Virtual meeting date:	Friday, May 15, 2020
Virtual meeting time:	11:30 AM Eastern Time
Virtual meeting link:	www.virtualshareholdermeeting.com/WAB2020

Wabtec stockholders, as of the close of business on March 17, 2020 (the record date for the Annual Meeting), are invited to join the live virtual meeting and will have the ability to participate and vote during the Annual Meeting. Stockholders are encouraged to vote and submit proxies in advance of the meeting by one of the methods described in the proxy materials that were issued beginning April 3, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the virtual meeting format and may continue to be used to vote shares in connection with the 2020 Annual Meeting.

For additional information regarding accessing and participating in Wabtec’s virtual Annual Meeting, please refer to Wabtec’s proxy materials filed with the Securities and Exchange Commission on May 4, 2020 or visit the Investor Relations section of www.WabtecCorp.com.

About Wabtec Corporation
Wabtec Corporation is a leading global provider of equipment, systems, digital solutions and value-added services for freight and transit rail. Drawing on nearly four centuries of collective experience across Wabtec, GE Transportation and Faiveley Transport, the company has unmatched digital expertise, technological innovation, and world-class manufacturing and services, enabling the digital-rail-and-transit ecosystems. Wabtec is focused on performance that drives progress, creating transportation solutions that move and improve the world. The freight portfolio features a comprehensive line of locomotives, software applications and a broad selection of mission-critical controls systems, including Positive Train Control (PTC). The transit portfolio provides highly engineered systems and services to virtually every major rail transit system around the world, supplying an integrated series of components for buses and all train-related market segments that deliver safety, efficiency and passenger comfort. Along with its industry-leading portfolio of products and solutions for the rail and transit industries, Wabtec is a leader in mining, marine, and industrial solutions. Based in Pittsburgh, PA, Wabtec has approximately 27,000 employees in facilities throughout the world. Visit: www.WabtecCorp.com

Wabtec Investor Contact
Kristine Kubacki, CFA / Kristine.Kubacki@wabtec.com / 412-450-2033

Wabtec Media Contact
Deia Campanelli / Deia.Campanelli@wabtec.com / 773-297-0482

Safe-Harbor Statement
Statements contained in this release that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “will,” “plans,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of the company’s control, such as delays in construction timing and other factors. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Wabtec’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission and on Wabtec’s website at www.WabtecCorp.com.